SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of

The Securities and Exchange Act of 1934

DATE OF REPORT:

November 14, 2002

(Date of Earliest Event Reported)

MASSACHUSETTS

(State or Other Jurisdiction of Incorporation)

1-9047

04-2870273
(Commission File Number)	(I.R.S. Employer Identification No.)

288 UNION ST., ROCKLAND, MA

02370
(Address of Principal Executive Offices)	(Zip Code)

781-878-6100
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Address of Principal Executive Offices)

ITEM 9.  REGULATION FD DISCLOSURE.

Attached is the certification required by Section 906 of the Sarbanes-Oxley Act of 2002

Item 9.

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

                In connection with the Quarterly Report of Independent Bank Corp. (the "Company") on Form 10-Q for the nine month period ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the undersigned's best knowledge and belief:

                (a) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934 as amended; and

                (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 14th day of November, 2002.

Independent Bank Corp.
(Company)

/s/ Douglas H. Philipsen
Douglas H. Philipsen
Chief Executive Officer

/s/ Denis K. Sheahan
Denis K. Sheahan
Chief Financial Officer

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

INDEPENDENT BANK CORP.

DATE:  November 14, 2002

/s/Denis K. Sheahan__
DENIS K. SHEAHAN
CHIEF FINANCIAL OFFICER AND TREASURER